MOTOROLA                      PURCHASE ORDER                           CARTON HAVING PACKING LISTS. ALL INDI-
Personal Communications Sector                                         VIDUAL  CONTAINERS  &  CORRESPONDENCE

                                                                       OUR  ORDER  NUMBER
                                                                       OUR  PART  NUMBER
                                                                       LINE  NUMBER
P VIA ROUTING SHOWN BELOW.   F.O.B. POINT   RESALE TAX STATUS          QUANTITY
60  LBS. U.P.S.               ORIGIN                                   ORDER  NUMBER
OVER:                         FREIGHT         TAXABLE                  KB008787MTOO
AIR:                          COLLECT       SEE BACK FOR TAX REG. NO.                         PAGE  01 OF 01
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                                            DELIVER
  LINUX  WIZARDRY  INC                      MATERIAL      MOTOROLA  BOYNTON
  2101 NW CORPORATE BLVD.                   TO  PLANT     1500 GATEWAY BOULEVARD
  SUITE  208                                SHOWN         BOYNTON BEACH    FL 33426-8292
  BOCA  RATON    FL 33431                    ===>
                                            NOTE:
  FAX  561-893-9517                         FAILURE TO    ---------------------------------------------------
                                            FOLLOW        INVOICE - MAIL ORIGINAL TO:
                                            DELIVERY      MOTOROLA  INC.
                                            INSTRUCTIONS  ATTN:  ACCOUNTS  PAYABLE
                                            COULD  DELAY  PO  BOX  68429
                                            PAYMENT  OF   SCHAUMBURG    IL 60168-0429
                                            INVOICE.
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DATE        TERMS             VENDOR CODE      KARDEX
25MAY00       NET 45 DAYS       1001422-001
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     QUANTITY                                                                    QUANTITY        DATE
OO1         1  INVOICE 1501                       35000.  00000    U      EA          1        22MAY00
               PROFESSIONAL SERVICES

               REG BY TOM BRUCATO,   X2451


               ALL  PRICES  EXPRESSED  IN  UNITED  STA

               CALL  800-543-4684  FOR  ALL  INVOICE  &  ACC  REC  ISSUES
               ABOVE  P.O.,  #  MUST  APPEAR  ON  ALL  BOXES,  PACKAGES  AND
               DOCUMENTATION.  SHIP  PER  MOTOROLA  ROUTING
               INSTRUCTIONS  OR  CALL  TRAFFIC  AT  561-739-2480.
               *****  YEAR  2000  WARRANTY  *****  TO  THE  EXTENT  THIS
               PURCHASE  ORDER  INCLUDES  SOME  FORM  OF  INFORMATION
               TECHNOLOGY,  INCLUDES  ANYTHING  THAT  PROCESSES,
               PROVIDES,  AND/OR  RECEIVES  DATE  DATA.  SUPPLIER
               REPRESENTS  AND  WARRANTS.  IN  ADDITION  TO  ALL  OTHER
               REPRESENTATIONS  AND  WARRANTIES,  THAT  UNTIL
               JULY  31,  2001  THE  PRODUCTS  SUPPLIED  WILL  BE  FREE
               FROM  ANY  ERROR  (S)  OR  DEFECT  (S)  RELATING  TO  DATE
               DATA  (INCLUDING  LEAP  YEAR  CALCULATION),  WILL  NOT
               GENERATE  ANY  INVALID  AND/OR  INCORRECT  DATE-RELATED
               RESULTS  AND  WILL  NOT  IMPAIR  THE  PERFORMANCE,  OUT-
               PUT  OR  ACCURACY  OF  MOTOROLA'S  SYSTEMS  OR  PRODUCTS.
                                                  35000.  00000



               25MAY00
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COMMENTS:                                             ACCEPTANCE  OF  THIS  ORDER  IS  EXPRESSLY  LIMITED  TO
                                                      YOUR  ACCEPTANCE  OF  ALL  TERMS  AND  CONDITIONS
                                                      HEREOF  INCLUDING  WITHOUT  LIMITATION  THOSE  CERTI-
                                                      FICATIONS  AND  REPRESENTATIONS  ON  THE  REVERSE  OF
                                                      THIS  ORDER.  SUPPLYING  THE  GOODS  AND/OR  SERVICES
                                                      SHALL  BE  EVIDENCE  OF  YOUR  ACCEPTANCE  OF  AND
                                                      YOUR  CERTIFICATION  TO  THE  REPRESENTATIONS
                             22010       EU529        MADE  THEREIN.
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                                                                      RON  SINRAM
                                                                      (561)  739-2433  EXT  2433
                *  PURCHASE HGR  *    *   BUYER   *
                                                                     DIRECT ALL INQUIRIES TO THE BUYER ABOVE
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            THE  TERMS  AND  CONDITIONS  ON THE REVERSE SIDE ARE PART OF THIS PURCHASE ORDER

  22010        EU529        WHITE   VENDOR          GREEN   ACCT/PAY         YELLOW   PURCHASING